                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     I appoint Fred J. Runk and William A. Tsacalis, or either of them, as my attorneys-in-fact, with full power of substitution, (i) to sign a Form S-3 Registration Statement registering $418,750,000 in Debt Securities, Preferred Stock, Depositary Shares, Common Stock and Securities Warrants which may be offered and sold by Chiquita Brands International, Inc. (and any additional Registration Statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933, as amended), (ii) to file such Registration Statements and amendments (with all exhibits and related documents) with the Securities and Exchange Commission and (iii) to do all other acts which the attorneys-in-fact may deem necessary and advisable to enable the corporation to comply with the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission in connection with that registration.

     Executed pursuant to the requirements of the Securities Act of 1933 on January 31, 1996 at Cincinnati, Ohio.

                                                /s/  CARL H. LINDNER

                                          --------------------------------------
                                                     Carl H. Lindner

                               POWER OF ATTORNEY

     I appoint Fred J. Runk and William A. Tsacalis, or either of them, as my attorneys-in-fact, with full power of substitution, (i) to sign a Form S-3 Registration Statement registering $418,750,000 in Debt Securities, Preferred Stock, Depositary Shares, Common Stock and Securities Warrants which may be offered and sold by Chiquita Brands International, Inc. (and any additional Registration Statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933, as amended), (ii) to file such Registration Statements and amendments (with all exhibits and related documents) with the Securities and Exchange Commission and (iii) to do all other acts which the attorneys-in-fact may deem necessary and advisable to enable the corporation to comply with the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission in connection with that registration.

     Executed pursuant to the requirements of the Securities Act of 1933 on January 29, 1996 at Cincinnati, Ohio.

                                                /s/  KEITH E. LINDNER

                                          --------------------------------------
                                                     Keith E. Lindner

                               POWER OF ATTORNEY

     I appoint Fred J. Runk and William A. Tsacalis, or either of them, as my attorneys-in-fact, with full power of substitution, (i) to sign a Form S-3 Registration Statement registering $418,750,000 in Debt Securities, Preferred Stock, Depositary Shares, Common Stock and Securities Warrants which may be offered and sold by Chiquita Brands International, Inc. (and any additional Registration Statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933, as amended), (ii) to file such Registration Statements and amendments (with all exhibits and related documents) with the Securities and Exchange Commission and (iii) to do all other acts which the attorneys-in-fact may deem necessary and advisable to enable the corporation to comply with the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission in connection with that registration.

     Executed pursuant to the requirements of the Securities Act of 1933 on February 1, 1996 at Cincinnati, Ohio.

                                                /s/  S. CRAIG LINDNER

                                          --------------------------------------
                                                     S. Craig Lindner

                               POWER OF ATTORNEY

     I appoint Fred J. Runk and William A. Tsacalis, or either of them, as my attorneys-in-fact, with full power of substitution, (i) to sign a Form S-3 Registration Statement registering $418,750,000 in Debt Securities, Preferred Stock, Depositary Shares, Common Stock and Securities Warrants which may be offered and sold by Chiquita Brands International, Inc. (and any additional Registration Statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933, as amended), (ii) to file such Registration Statements and amendments (with all exhibits and related documents) with the Securities and Exchange Commission and (iii) to do all other acts which the attorneys-in-fact may deem necessary and advisable to enable the corporation to comply with the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission in connection with that registration.

     Executed pursuant to the requirements of the Securities Act of 1933 on January 29, 1996 at Washington, D.C.

                                                 /s/  JEAN H. SISCO

                                          --------------------------------------
                                                      Jean H. Sisco

                               POWER OF ATTORNEY

     I appoint Fred J. Runk and William A. Tsacalis, or either of them, as my attorneys-in-fact, with full power of substitution, (i) to sign a Form S-3 Registration Statement registering $418,750,000 in Debt Securities, Preferred Stock, Depositary Shares, Common Stock and Securities Warrants which may be offered and sold by Chiquita Brands International, Inc. (and any additional Registration Statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933, as amended), (ii) to file such Registration Statements and amendments (with all exhibits and related documents) with the Securities and Exchange Commission and (iii) to do all other acts which the attorneys-in-fact may deem necessary and advisable to enable the corporation to comply with the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission in connection with that registration.

     Executed pursuant to the requirements of the Securities Act of 1933 on January 29, 1996 at Indianapolis, Indiana.

                                               /s/  WILLIAM W. VERITY

                                          --------------------------------------
                                                    William W. Verity

                               POWER OF ATTORNEY

     I appoint Fred J. Runk and William A. Tsacalis, or either of them, as my attorneys-in-fact, with full power of substitution, (i) to sign a Form S-3 Registration Statement registering $418,750,000 in Debt Securities, Preferred Stock, Depositary Shares, Common Stock and Securities Warrants which may be offered and sold by Chiquita Brands International, Inc. (and any additional Registration Statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933, as amended), (ii) to file such Registration Statements and amendments (with all exhibits and related documents) with the Securities and Exchange Commission and (iii) to do all other acts which the attorneys-in-fact may deem necessary and advisable to enable the corporation to comply with the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission in connection with that registration.

     Executed pursuant to the requirements of the Securities Act of 1933 on January 29, 1996 at Cincinnati, Ohio.

                                               /s/  OLIVER W. WADDELL

                                          --------------------------------------
                                                    Oliver W. Waddell

                               POWER OF ATTORNEY

     I appoint Fred J. Runk and William A. Tsacalis, or either of them, as my attorneys-in-fact, with full power of substitution, (i) to sign a Form S-3 Registration Statement registering $418,750,000 in Debt Securities, Preferred Stock, Depositary Shares, Common Stock and Securities Warrants which may be offered and sold by Chiquita Brands International, Inc. (and any additional Registration Statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933, as amended), (ii) to file such Registration Statements and amendments (with all exhibits and related documents) with the Securities and Exchange Commission and (iii) to do all other acts which the attorneys-in-fact may deem necessary and advisable to enable the corporation to comply with the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission in connection with that registration.

     Executed pursuant to the requirements of the Securities Act of 1933 on February 6, 1996 at Cincinnati, Ohio.

                                               /s/  STEVEN G. WARSHAW

                                          --------------------------------------
                                                    Steven G. Warshaw